UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________

FORM 8-K
___________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 18, 2022

Investar Holding Corporation
(Exact name of registrant as specified in its charter)

Louisiana	001-36522	27-1560715
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10500 Coursey Boulevard
Baton Rouge, Louisiana 70816
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (225) 227-2222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1.00 par value per share	ISTR	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

At the 2022 Annual Meeting of Shareholders (the “Annual Meeting”) of Investar Holding Corporation (the “Company”), held on May 18, 2022, three proposals were submitted to a vote of security holders. Of the 10,310,212 shares of the Company’s common stock outstanding as of the record date, 8,245,219 shares were represented at the Annual Meeting.

Proposal No. 1: Election of 11 Directors

Each of the director nominees listed below was elected to serve as a member of the Company’s board of directors, each to serve a one-year term. The shareholders’ voting results are set forth below.

Nominee	For	Withhold	Broker Non-Votes
James M. Baker	6,555,243	289,081	1,400,895
James H. Boyce, III	6,528,461	315,863	1,400,895
Robert M. Boyce, Sr.	6,546,617	297,707	1,400,895
John J. D’Angelo	6,786,415	57,909	1,400,895
William H. Hidalgo, Sr.	6,769,039	75,285	1,400,895
Gordon H. Joffrion, III	6,765,262	79,062	1,400,895
Robert C. Jordan	6,775,847	68,477	1,400,895
David J. Lukinovich	6,123,689	720,635	1,400,895
Suzanne O. Middleton	6,783,025	61,299	1,400,895
Andrew C. Nelson, M.D.	6,781,868	62,456	1,400,895
Frank L. Walker	6,786,402	57,922	1,400,895

Proposal No. 2: Ratification of the Appointment of Horne LLP as the Company’s Independent Registered Public Accounting Firm for the 2022 Fiscal Year

The proposal to ratify the appointment of Horne LLP as the Company’s independent registered public accounting firm for the 2022 fiscal year was approved. The shareholders’ voting results are set forth below.

For	Against	Abstain
8,149,340	854	95,025

Proposal No. 3: Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers

The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers was approved. The shareholders’ voting results are set forth below.

For	Against	Abstain	Broker Non-Votes
4,787,241	1,788,185	268,898	1,400,895

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTAR HOLDING CORPORATION

Date: May 19, 2022	By:	/s/ John J. D’Angelo
John J. D’Angelo
President and Chief Executive Officer